ASSIGNMENT

      WHEREAS, I, Kevin S. McKinny, a United States citizen, residing at 612 Sonoma Aisle, Irvine, CA 92618 (hereinafter "ASSIGNOR") have invented certain new and useful improvements in a METHOD AND APPARATUS FOR DETECTING FLAWS IN A FLUID CONDUIT for which I have filed United States Patent Application No. __________ in the United States on March 11, 2004 (hereinafter "the Patent Application");

      WHEREAS, HiEnergy Technologies, Inc., a Delaware corporation having offices at 1601B Alton Parkway, Irvine, California 92606 (hereinafter "ASSIGNEE") desires to purchase the entire right, title, and interest in and to the inventions disclosed in the Patent Application;

      NOW, THEREFORE, in consideration of good and valuable consideration, the receipt of which is hereby acknowledged, ASSIGNOR hereby further acknowledges that it has sold, assigned, and transferred, and by these presents does hereby sell, assign, and transfer, unto ASSIGNEE, its successors, legal representatives, and assigns, the entire right, title, and interest throughout the world in, to, and under the said improvements, and the said Patent Application and all Patents that may be granted thereon, and all provisional applications relating thereto, and all divisions, continuations, reissues, reexaminations, renewals, and extensions thereof, and all rights of priority under International Conventions and applications for Letters Patent that may hereafter be filed for said improvements or for the said Patent Application in any country or countries foreign to the United States; and ASSIGNOR hereby authorizes and requests the Commissioner of Patents of the United States, and any Official of any country foreign to the United States, whose duty it is to issue patents on applications as aforesaid, to issue all Letters Patent for said improvements and all Letters Patents resulting from the Patent Application to ASSIGNEE, its successors, legal representatives, and assigns, in accordance with the terms of this Agreement.

      ASSIGNOR does hereby sell, assign, transfer, and convey to ASSIGNEE, its successors, legal representatives, and assigns all claims for damages and all remedies arising out of any violation of the rights assigned hereby that may have accrued prior to the date of assignment to ASSIGNEE, or may accrue hereafter, including, but not limited to, the right to sue for, collect, and retain damages for past infringements of the said issued Letters Patents;

      ASSIGNOR hereby covenants and agrees that it will communicate to ASSIGNEE, its successors, legal representatives, and assigns any facts known to ASSIGNOR respecting the Patent Application immediately upon becoming aware of those facts, and that it will testify in any legal proceeding involving any of the Patent Application, will sign all lawful papers, execute all divisional, continuing, and reissue applications, make all rightful oaths, and will generally do everything possible to aid ASSIGNEE, its successors, legal representatives, and assigns to obtain and enforce the Patent Application in all countries.

      IN TESTIMONY WHEREOF, I hereunto set my hand and seal this 28 day of April, 2004.


                                        By:  /s/ Kevin S. McKinny
                                             --------------------------
                                        Name Printed:  Kevin S. McKinny

STATE OF                    )
                            )    ss.
COUNTY OF                   )

      On 28, Apr 04, before me, W.D. English III, personally appeared Kevin S. McKinny, personally appeared to be the person (s) whose name (s) is subscribed to the within instrument, and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person (s) acted, executed the instrument.

      WITNESS my hand and official seal.

                                            /s/ W. D. English III
[SEAL]
                                        ----------------------------------------
                                        Notary Signature

----------------------------------------
Seal  W.D. ENGLISH III
      Commission #1280304
      Notary Public - California
      Ventura County
    My Comm Expires Oct 14, 2004
----------------------------------------

Woodrow Douglas English
Pat Atty Reg No 30746
1621 Alton Parkway
Irvine, CA 92606-4801
wenglish@dma.com

Attorney for Applicant

                      UNITED STATES DEPARTMENT OF COMMERCE

                           PATENT AND TRADEMARK OFFICE

                            PATENT EXAMINATION BRANCH


        In re Applicant/Patentee:                  )
                                                   )
        - Kevin S. McKinny                         )
                                                   )
        For Letters Patent on:                     )
                                                   )
        "Method & Apparatus for Detecting Flaws    )      EXPRESS
            in a Fluid Conduit."                   )      MAIL
                                                   )      CERTIFICATE
        Filed: 11 March 2004                       )      37CFR1.10
                                                   )
        SerNo:                                     )
                                                   )
        -------------------------------------------

                                                      Label#: EU 960019128 US
                                                      Date Mailed: 11 March 2004


      Madam/Sir:


            I hereby certify that, on the above indicated Date Mailed, I deposited the following attached paper(s)/fee(s) with the United States Postal Service in Irvine, CA 92606-4801 postage paid and addressed for delivery to Addressee:

            Honorable Commissioner for Patents and Trademarks United States Patent and Trademark Office Washington, D.C. 20231

      by "Express Mail Post Office to Addressee" by Fran Johnson (Signature below).


            Attach(s):                  Check for $80.00 (1 page)
                                        Transmittal Letter (2 pages)
                                        Provisional Patent (1 page)
                                        Prov. Pat. Apnlica (6 pages)
                                        Express mail Certificate (1 page)


                                        /s/ Fran Johnson

                                        ----------------------------
                                        Fran Johnson